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                            SECTION 906 CERTIFICATION

                                  EXHIBIT 99.2
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CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2003

The undersigned certify that, to their knowledge, the Form 10-K of Wilmington Trust Corporation ("Wilmington Trust") for 2004 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that the information contained in that report fairly presents, in all material respects, the financial condition and results of operation of Wilmington Trust.

                            /s/ Ted T. Cecala
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                            Ted T. Cecala
                            Chairman of the Board and Chief Executive Officer

                            /s/ David R. Gibson
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                            David R. Gibson
                            Executive Vice President and Chief Financial Officer